EXHIBIT 10.1

SHARE SUBSCRIPTION AGREEMENT

This SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of  12th March, 2011, by and among CINTEL CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Nevada, U.S.A. (the “Company”) and investor listed in Schedule A

The Company and investor may be referred to herein individually as a “Party”

RECITALS

WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to subscribe for and purchase a certain number of newly issued common shares of the Company, subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing premises, the Party agrees as follows:

ARTICLE 1
DEFINITIONS

The following terms are used in this Agreement with the respective meanings ascribed to such terms below, except as expressly provided or as the context may require otherwise:

“Authority” shall mean any governmental, judicial, legislative, executive, administrative or regulatory authority of any national, provincial, state or local government or any subdivision, agency or instrumentality thereof.
“Closing” shall have the meaning attributed to it in Article 3.
“Closing Date” shall have the meaning attributed to it in Article 3.
“Confidential Information” shall mean all information which relates to (i) the Company or the Investors to the extent such information was received or obtained as a result of entering into or performing this Agreement, (ii) the provisions or the subject matter of this Agreement or any document referred to herein, and (iii) the negotiations relating to this Agreement or any documents referred to herein.
“Damages” shall mean any losses, liabilities, claims, damages and expenses, including reasonable attorneys’ fees (but excluding indirect, special or consequential damages) actually incurred by a Party.
“Exchange Act” shall mean the United States Exchange Act of 1934, as amended.
“Indemnitee” shall have the meaning attributed to it in Section 8.3.
“Indemnitor” shall have the meaning attributed to it in Section 8.3.
“Representative” shall have the meaning attributed to it in Section 2.3.
“Securities Act” shall mean the United States Securities Act of 1933, as amended.
“Shares” shall have the meaning attributed to it in Section 2.1.
“U.S. Person” shall have the definition ascribed to it in Section 904 of Regulation S promulgated under the Securities Act.

ARTICLE 2
SHARE SUBCRIPTION AND PAYMENT
2.1           Share Subscription
Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Investor and the Investor shall subscribe for and purchase from the Company an aggregate of  5,562,973 shares of common stock of the Company, at price of $0.008 per share (collectively, the “Shares”) as set forth in additional detail in Schedule A, which is attached hereto.
2.2           Payment
The Investors thereof shall make payments by wire transfer of immediately available funds at the time of the Closing to an account designated by the Company in writing at least five (5) business days prior to the Closing as set forth in additional detail in Schedule A, which is attached hereto.

ARTICLE 3
CLOSING

The consummation of the transactions contemplated herein (the “Closing”) shall be held at a place to be mutually agreed on the second business day following the satisfaction or waiver of all conditions precedent to the obligations of the Parties to consummate the transactions contemplated herein (other than conditions with respect to actions the respective Parties will take at the Closing itself) (the “Closing Date”).  On the Closing Date, the Company shall issue and deliver to the Investor certificates evidencing their respective ownership of the Shares, and the Investor shall deliver evidence of payment of the subscription price.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to investor as follows on the date hereof and on the Closing Date:
4.1           Organization; Corporate Action
The Company is duly incorporated and validly existing under the laws of the State of  Nevada, U.S.A. with all requisite corporate power and authority to enter into this Agreement and to issue the Shares.
4.2           Binding Obligation
This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and limitations of public policy.
4.3           Approvals
Except such as have been or will have been accomplished or obtained by the Company in a timely manner, no governmental approval of, or designation, declaration or filing with, any Authority in any competent jurisdiction on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement.
4.4           Good Title
Upon issuance and delivery of the Shares to the Investor, Investor will have good and valid title to those Shares purchased by it.
4.5           Disclaimer of Other Representations
Except as expressly set forth in Sections 4.1 through 4.4, the Company makes no representation or warranty, express or implied, at law or in equity, in respect of itself or the Shares, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed.  Investor hereby acknowledges and agrees that, except to the extent specifically set forth in Sections 4.1 through 4.4, such Investor is purchasing the Shares on an “as-is, where-is” basis.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

The Investor jointly and severally represent and warrant to the Company as follows on the date hereof and on the Closing Date:
5.1           Binding Obligation
This Agreement constitutes a valid and legally binding obligation of each Investor, enforceable against such Investor in accordance with its terms, except as subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and limitations of public policy.
5.2           Consent
Except such as have been or will have been accomplished or obtained by the Investors in a timely manner, no governmental approval of, or designation, declaration or filing with, any Authority in any competent jurisdiction on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement.
5.3           Broker’s Fee
No Investor is obligated to pay any broker’s fee, finder’s fee, or commission in connection with this Agreement or the transactions contemplated hereby.
5.4           Investment; No Public Market
Investor is acquiring its allotment of the Shares for investment for its own account, not as a nominee or agent and not with a view to distribution thereof, except for transfers permitted hereunder.  Investor understands and acknowledges that there is no public market for the Shares and that the Shares may only be transferred as provided in the Company’s constituent documents and in accordance with applicable laws.
5.5           Non U.S. Person
None of the Investors is a U.S. Person and each of the Investors hereby represents that:
(A)           the issuance and sale to such Investor of the Shares is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Shares for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Shares has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Each Investor acknowledges that the offer and sale of the Shares has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.
(B)           Each Investor acknowledges and agrees that, pursuant to the provisions of Regulation S, the Shares cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one (1) year from and after the Closing Date, unless such shares are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Each Investor acknowledges that it has not engaged in any hedging transactions with regard to the Shares.
(C)           Each Investor consents to the placement of a legend on any certificate, note or other document evidencing the Shares and understands that the Company shall be required to refuse to register any transfer of Shares not made in accordance with applicable U.S. securities laws.
(D)           None of the Investors is a “distributor” of Shares, as that term is defined in Regulation S, nor a dealer in Shares.
(E)           Each Investor understands that the Shares have not been registered under the Securities Act, nor the securities laws of any state, and are subject to substantial restrictions on resale or transfer.  The Shares are “restricted Shares” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.
(F)           Each Investor acknowledges that the Shares may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the Shares pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.
(G)           Each Investor makes the representations, declarations and warranties as contained in this subsection with the intent that the same shall be relied upon by the Company in determining its suitability as an acquirer of such Shares.

5.6           Experience
Investor is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the acquisition of the Shares;
5.7           Own Account
Investor is acquiring the Shares as principal for its own account.  Each Investor is acquiring the Shares for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other party.
5.8           Importance of Representations
Investor understands that the Shares are being offered and issued to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investors set forth herein in order to determine the applicability of such safe harbor and the suitability of the Investors to acquire the Shares;
5.9           No Registration
Investor understands that the Shares have not been registered under the Securities Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission or unless an exemption from the registration requirements under the Securities Act, such as Rule 144, is available.  Investor represents and warrants and hereby agrees that all offers and sales of the Shares shall be made only pursuant to such registration or to such exemption from registration;
5.10           Risk
Investor acknowledges that the acquisition of the Shares involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk involved with the acquisition and ownership of the Shares, including the total loss of its investment;
5.11           Current Information
Investor acknowledges that it has been furnished with or has acquired copies of all information requested by it concerning the Company;
5.12           Independent Investigation
Investor, in making the decision to acquire the Shares subscribed for, has relied upon independent investigations made by it and its representatives, if any, and the Investor and such representatives, if any, have prior to any sale to such Investor, been given access and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering.  The Investor and its representatives, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the issuance of the Shares which have been requested by them.  The Investor and its representatives, if any, have received complete and satisfactory answers to any such inquiries;
5.13           No Recommendation or Endorsement
Investor understands that no federal, state or provincial agency has passed on or made any recommendation or endorsement of the Shares;

ARTICLE 6
CONDITIONS TO CLOSING OF THE INVESTORS

The obligations of the Investor to consummate the Closing shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Investors:

6.1           Accuracy of Representations
The representations and warranties of the Company set forth in Article 4 shall be true and accurate in all material respects as of the date hereof and the Closing Date as though made on and as of such dates.
6.2           Performance
All covenants contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.
6.3           Compliance with Laws
The Company shall have obtained, in form and substance reasonably acceptable to the Investors, all necessary governmental approvals, or have the availability of exemptions therefrom, required by any Authority in any competent jurisdiction for the transfer of the Shares.  As of the Closing, there must be no injunction or other order issued by any Authority of competent jurisdiction directing that the transactions provided for herein not be consummated as provided herein.

ARTICLE 7
CONDITIONS TO CLOSING OF THE COMPANY

The obligations of the Company to consummate the Closing shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:
7.1           Accuracy of Representations
The representations and warranties of the investor set forth in Article 5 shall be true and accurate in all material respects as of the date of this Agreement and the Closing Date as though made on and as of such dates.
7.2           Performance
All covenants contained in this Agreement to be performed by investor on or prior to the Closing shall have been performed or complied with in all material respects.
7.3           Compliance with Laws
Investor shall have obtained, in form and substance reasonably acceptable to the Company, all necessary governmental approvals, or have the availability of exemptions therefrom, required by any Authority in any competent jurisdiction for the transfer of the Shares.  As of the Closing, there must be no injunction or other order issued by any Authority of competent jurisdiction directing that the transactions provided for herein not be consummated as provided herein.
ARTICLE 8
INDEMNIFICATION

8.1           Indemnification by the Company
The Company agrees to indemnify and hold harmless investor against any and all losses, claims, damages, liabilities or expenses, joint or several, to which such Investor or such controlling person may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon, or in connection with any breach of (a) any representation or warranty of the Company set forth in this Agreement, or (b) any of the covenants or any other obligations of the Company set forth in this Agreement.

8.2           Indemnification by the Investors
Investor will jointly and severally indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, its directors, and any controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Investor, which consent shall not be unreasonably withheld and provided that any settlement secures a full release and does not provide for any liability or impose any obligations on the Company, its directors, officers or controlling persons) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or in connection with any breach of (a) any representation or warranty of the Investors set forth in this Agreement; or (b) any of the covenants or obligations of the Investors set forth in this Agreement.

8.3           Notice of Claim, Assumption of Defense, Settlement
With respect to any third party claims against the indemnified party (the “Indemnitee”) made subsequent to the Closing Date, the following procedures shall be observed:
(a)
The Indemnitee shall promptly give notice to the indemnifying party (the “Indemnitor”) of any claim as to which recovery may be sought against the Indemnitor under the indemnity provisions set forth in Sections 9.2 or 9.3 above after the Indemnitee becomes aware of such claim, or of the commencement of any legal proceedings against the Indemnitee with respect to such claim after the Indemnitee has knowledge of such proceedings, whichever shall first occur.

(b)
The Indemnitee may defend against or settle such claim or litigation in such manner as it may deem appropriate, and the Indemnitor shall promptly reimburse the Indemnitee for all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against and settlement of such claim or litigation, as and when the same shall be incurred by the Indemnitee.  If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation.

ARTICLE 9
TERMINATION

9.1           Events of Termination
This Agreement may, by notice given prior to the Closing, be terminated:
(b)
by (i) the Investor (acting together) if a material breach of this Agreement has been committed by the Company and such breach has continued without cure for a period of thirty (30) days after notice of such breach has been made to any Investors, or (ii) the Company if a material breach of any provision of this Agreement has been committed by any of the Investors and such breach has continued without cure for a period of thirty (30) days after notice of such breach has been made to the Company;

(c)
by (i) the Investor (acting together) if any of the representations and warranties made by the Company in Article 4 are not true and accurate in all material respects when made, or (ii) the Company if any of the representations and warranties made by any Investor in Article 5 are not true and accurate in all material respects when made; or

(d)
by any Party if the Closing has not occurred on or before the date of closing, provided that the failure to consummate the Closing is not a result of the failure by the Party so electing to terminate this Agreement to perform any of its obligations hereunder.

9.2           Survival
(a)	Any termination of this Agreement shall not affect any liabilities incurred by or any rights accrued to any Party before such date of termination.
(b)	Notwithstanding anything to the contrary herein, the provisions of Sections 2.3, 2.4 and 9.2 and Articles 8 and 10 shall survive any termination of this Agreement.

ARTICLE 10
MISCELLANEOUS

10.1           Governing Law
This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Nevada, U.S.A., without reference to its rules governing conflicts of laws.
10.2           Jurisdiction
Any disputes, claims or controversies between the Parties arising out of or relating to this Agreement, whether in contract, tort, equity or otherwise and whether relating to the meaning, interpretation, effect, validity, performance, termination or enforcement of this Agreement, shall be brought before the state or federal courts of the United States having jurisdiction over the Company and each of the Parties consents to the exclusive jurisdiction of such courts.
10.3           Successors and Assigns
Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties.  This Agreement may not be assigned by any Party without the prior written consent of the other Parties.
10.4           Amendment
Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the Party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.
10.5           Notices
All notices, requests and other communications to any Party shall be in writing and sufficient if delivered personally or by reputable international overnight courier or regular mail or sent by facsimile (with confirmation of transmission), as follows:
(a)	If to the Company:
Cintel Corporation
1101 Marycrest Road Suite #B,
Henderson, NV 89074
Attention: Dave kyung Han
or to such other addresses or facsimile numbers as the Party to whom notice is to be given may have furnished to all of the other Parties in writing.  Each such notice, request, or communication shall be deemed effective upon actual receipt, or, if given by international overnight courier, notice, request or communication shall be deemed effective upon delivery.

10.6           Waiver
Any of the provisions of this Agreement may be lawfully waived at any time by the Party which is entitled to the benefits thereof.  Any such waiver shall be binding only if set forth in an instrument in writing signed by such Party, and shall be effective only with respect to such Party.  No failure to enforce any provision of this Agreement shall be deemed to or shall constitute a waiver of such provision, and no waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.
10.7           Expenses; Taxes
Each of the Parties shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, as well as any and all taxes and similar governmental charges, imposts, levies, fees and assessments (including, without limitation, interest, penalty or addition thereto) imposed by law on such Party in connection with the transactions contemplated hereby.
10.8           Severability
Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.  In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
10.9           Descriptive Headings
The descriptive headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.
10.10           Counterparts
This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Parties and all of which together shall constitute one (1) instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CINTEL CORPORATION
By: s/ Dave Kyung Han
Name: Dave kyung Han
Title: President/CEO

Dave kyung Han
By: /s/ Dave Kyung Han
Address:  81-1001, Han Yang APT, 510,
Apgujeong-dong, Seoul, South korea

SCHEDULE A
THE INVESTORS

Investor:	Number of Shares:	Amount(US$)
Dave kyung Han	5,562,973	44,503.78$

Total	5,562,973	44,503.78$